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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):       November 20, 1996



                          PALFED, Inc.
---------------------------------------------------------------------
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         South Carolina             0-15334             57-0821925
 ---------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION      (COMMISSION         (I.R.S. EMPLOYER
  OF INCORPORATION)                 FILE NUMBER)       IDENTIFICATION NO.)




          107 Chesterfield Street South
              Aiken, South Carolina                             29801
-----------------------------------------------             ------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



      Registrant's telephone number, including area code:   (803) 642-1400





                     Page 1 of 6 sequentially numbered pages
                       The Index to Exhibits is on page 4.
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ITEM 5.   OTHER EVENTS.


     PALFED, Inc. (the "Company"), the parent savings and loan holding company of Palmetto Federal Savings Bank of South Carolina, announced on November 20, 1996 that it had received a shareholder proposal from Mid-Atlantic Investors for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Shareholders.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a)  FINANCIAL STATEMENTS

          None.

     (b)  PRO FORMA FINANCIAL STATEMENTS

          None.

     (c)  EXHIBITS

          Exhibit 28.1   PALFED, Inc. Press Release dated November 20, 1996.

          Exhibit 28.2   Shareholder Resolution and Supporting Statement.

          Exhibit 28.3   Letter dated November 13, 1996 from Mid-Atlantic
                         Investors.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PALFED, INC.



                              By:  /s/ John C. Troutman
                                   --------------------------------------
                                   John C. Troutman
                                   President and Chief Executive Officer
                                   and Chief Financial Officer
Date:  November 20 , 1996
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                                INDEX TO EXHIBITS

                                                                    Sequentially
                                                                   Numbered Page
                                                                   -------------


     28.1 Press Release dated November 20, 1996

     28.2 Shareholder Resolution and Supporting Statement

     28.3 Letter dated November 13, 1996 from Mid-Atlantic Investors.